Alpha Strategies I Fund
                  a series of AIP Alternative Strategies Funds
                                                                   July 25, 2003
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          Supplement to the Statement of Additional Information ("SAI")
                              dated August 16, 2002

The section titled ALLOCATION OF PORTFOLIO BROKERAGE on page 18 is changed to read as follows:

ALLOCATION OF PORTFOLIO BROKERAGE
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     Subject  to the  supervision  of the  Trustees,  decisions  to buy and sell securities for the Fund are made by the Adviser and the Sub-Advisers for the separate accounts that they manage for the Fund directly. The Adviser and their appointed Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser and Sub-Adviser may determine.

     In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration:

o    the best net price available;
o    the reliability, integrity and financial condition of the broker or dealer;
o    the size of and difficulty in executing the order; and
o the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

     Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

     In allocating portfolio brokerage, the Adviser or Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The date of this Supplement is July 25, 2003.

Please retain this Supplement with your Statement of Additional Information for future reference.